SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 6, 2008 (March 3, 2008)

VELOCITY ASSET MANAGEMENT, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-161570	65-0008442

(State of other Jurisdiction of	(Commission file no.)	(IRS employer identification no.)
incorporation)

1800 ROUTE 34 NORTH, BUILDING 4, SUITE 404A
WALL, NJ	07446

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201-760-1030)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

          This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

          Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01.	Entry into a Material Definitive Agreement

          On March 3, 2008, Velocity Investments, LLC (“Velocity”), a wholly owned subsidiary of Velocity Asset Management, Inc. (the “Company”), entered into a Fourth Amendment to the Loan and Security Agreement (the “Fourth Amendment to the Loan Agreement”) with Wells Fargo Foothill, Inc., a California corporation (the “Lender”), pursuant to which the Lender agreed to amend the Loan and Security Agreement dated January 27, 2005 (the “Original Loan Agreement”). The Original Loan Agreement provided for a two year $12,500,000 senior credit facility (the “Credit Facility”) to finance the acquisition of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria. The Fourth Amendment to the Loan Agreement has an effective date of February 29, 2008. On February 23, 2007, the line was increased to $17,500,000 pursuant to the Third Amendment to the Loan and Security Agreement. Pursuant to the Fourth Amendment to the Loan Agreement, the Lender increased the amount of credit available under the Credit Facility from $17,500,000 to $22,500,000 and extended the maturity date until January 27, 2011. The Lender has agreed to eliminate the requirement that certain executive officers of the Velocity and the Company provide the Lender with joint and several limited guarantees of Velocity’s obligations under the Original Loan Agreement.

          The details of the Fourth Amendment to the Loan Agreement and the related agreements, including all information required by Item 1.01 of this Current Report on Form 8-K (this “Report”), are set forth in Item 2.03. “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” below, the contents of which are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

          The following is a summary of the Fourth Amendment to the Loan Agreement, the Pledge Agreement and the Subordination Agreement and is qualified in its entirety by reference to the Amendment and the related agreements that are filed as exhibits to this Report.

          Pursuant to the Fourth Amendment to the Loan Agreement, the Lender has agreed to advance to Velocity up to $22,500,000(increased from $17,500,000) to be used to finance up to 75% of the purchase price of individual pools of unsecured consumer receivables that are approved by the Lender under specific eligibility criteria set forth in the Fourth Amendment to the Loan Agreement. The interest rate on the loan is 1.5% above the prime rate of Wells Fargo Bank, N.A. The maturity date of the facility is January 27, 2011 (extended from January 27, 2009).

          Use of the Credit Facility is subject to Velocity undertaking certain restrictive covenants under the Fourth Amendment to the Loan Agreement including but not limited to: a restriction on incurring additional indebtedness or liens; a change of control of Velocity; a restriction on entering into transactions with affiliates outside the course of Velocity’s ordinary business; and a restriction on making payments to the Company in compliance with the Subordination Agreement. Velocity has agreed to maintain at least $14,000,000 in member’s equity and subordinated debt. The Company has also agreed to maintain at least $25,000,000 in stockholder’s equity and subordinated debt for the duration of the facility. In addition, Velocity and the Company covenant that net income for each subsequent quarter shall not be less than $375,000 and $200,000, respectively.

          Under the Fourth Amendment to the Loan Agreement, the Lender has agreed to eliminate the requirement that certain executive officers of the Velocity and the Company provide the Lender with joint and several limited guarantees of Velocity’s obligations under the Original Loan Agreement.

Item 8.01.	Other Events

                       On March 3, 2008, the Company issued a press release (the “Press Release”) relating to the Fourth Amendment to the Loan Agreement described in Items 1.01 and 2.01 of this Report. The Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Number	Description

4.1

Loan and Security Agreement, dated as of January 27, 2005, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.2

General Continuing Guaranty, dated January 27, 2005, executed by Velocity Asset Management, Inc. in favor of Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.3

Security and Pledge Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc. and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.4

Subordination Agreement, dated as of January 27, 2005, by and between Velocity Asset Management, Inc., Velocity Investments, LLC and Wells Fargo Foothill, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2005)

4.5

First Amendment to Loan and Security Agreement by and between Wells Fargo Inc. and Velocity Investments, L.L.C. dated as of February 27, 2006 (Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2006.)

4.6

Second Amendment to Loan and Security Agreement, dated December 8, 2006 (Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 5, 2007)

4.7

Third Amendment to Loan and Security Agreement, dated February 23, 2007 (Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 5, 2007)

4.8	Fourth Amendment to the Loan and Security Agreement, dated as of February 29, 2008, by and between Velocity Investments, LLC and Wells Fargo Foothill, Inc.

99.1	Press release of Velocity Asset Management, Inc. dated March 3, 2008

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2008

VELOCITY ASSET MANAGEMENT, INC.

/s/ John C. Kleinert

John C. Kleinert
Chief Executive Officer